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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2002

SLM EDUCATION CREDIT FUNDING LLC
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1995-1,
the Sallie Mae Student Loan Trust 1996-1,
the SLM Student Loan Trust 1996-2,
the SLM Student Loan Trust 1996-3,
the SLM Student Loan Trust 1996-4,
the SLM Student Loan Trust 1997-1,
the SLM Student Loan Trust 1997-2,
the SLM Student Loan Trust 1997-3,
the SLM Student Loan Trust 1997-4,
the SLM Student Loan Trust 1998-1,
the SLM Student Loan Trust 1998-2,
the SLM Student Loan Trust 1999-1,
the SLM Student Loan Trust 1999-2,
the SLM Student Loan Trust 1999-3,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 2001-2,
the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 2002-6, and
the SLM Student Loan Trust 2002-7.
Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247	23-2815650

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

304 South Minnesota Street
Suite B
Carson City, Nevada 89706

(Address of principal executive offices)

Registrant's telephone number, including area code: (775) 884-4179

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

        On December 15, 2002,

  •
  the SLM Private Credit Student Loan Trust 2002-4 made its first:

regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes. Each trust also distributed its respective Quarterly Servicing Reports dated as of December 15, 2002, to its Certificateholders, where applicable, and Noteholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended December 15, 2002 as an Exhbit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2002

SLM EDUCATION CREDIT FUNDING LLC

By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: Chief Financial Officer

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3

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SIGNATURES
INDEX TO EXHIBIT